UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 14, 2006

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                       Alliance Distributors Holding Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                000-32319                                 33-0851302
         (Commission File Number)              (IRS Employer Identification No.)

  1160 Commerce Avenue, Bronx, New York                      11462
 (Address of Principal Executive Offices)                 (Zip Code)


                                 (718) 536-2248
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On November 14, 2006, Alliance Distributors Holding Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

 (A) EXHIBITS

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Exhibit No.                             Description
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99.1                                    Press release dated November 14, 2006
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ALLIANCE DISTRIBUTORS HOLDING INC.
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                                  (Registrant)

Date: November 14, 2006           /s/ Jay Gelman
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                                  Jay Gelman
                                  Chairman of the Board and Chief Executive
                                  Officer

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                                INDEX TO EXHIBITS

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Exhibit No.                             Description
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99.1                                    Press release dated November 14, 2006
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